UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond
              Series, Inc. Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer
      (principal executive officer), BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2008

Date of reporting period: 07/01/2007 - 12/31/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Short-Term                                                   BLACKROCK
Bond Fund
OF BLACKROCK SHORT-TERM BOND SERIES, INC.

SEMI-ANNUAL REPORT
DECEMBER 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Semi-Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Fund Financial Statements:
  Statement of Assets and Liabilities ....................................     7
  Statement of Operations ................................................     8
  Statements of Changes in Net Assets ....................................     9
Fund Financial Highlights ................................................    10
Fund Notes to Financial Statements .......................................    15
Proxy Results ............................................................    18
Master Portfolio Information .............................................    18
Master Financial Statements:
  Schedule of Investments ................................................    19
  Statement of Assets and Liabilities ....................................    25
  Statement of Operations ................................................    26
  Statements of Changes in Net Assets ....................................    27
Master Financial Highlights ..............................................    27
Master Notes to Financial Statements .....................................    28
Officers and Directors ...................................................    32
BlackRock Fund Information ...............................................    33
Mutual Fund Family .......................................................    35


2          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007                                                 6-month                12-month
=====================================================================================================================
U.S. equities (S&P 500 Index)                                                          -1.37%                 + 5.49%
---------------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                           -7.53                  - 1.57
---------------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                      +0.39                  +11.17
---------------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                               +5.93                  + 6.97
---------------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         +3.22                  + 3.36
---------------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       -0.67                  + 2.27
---------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of "What's Ahead in 2008: An Investment Perspective," or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark for the six-month period ended December 31, 2007.

      What factors influenced performance?

o Financial markets were highly volatile during the period as fears spread about which investments might have exposure to the troubled subprime mortgage market. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. Fundamentally, most spread product remained fairly sound, but the lack of buyers caused spreads to widen as investors fled to the safety of Treasury issues. The Fund concentrates its investment in high-quality spread product (issues that generally have higher yield potential and less correlation to Treasury issues), and this proved detrimental against the underlying backdrop.

o In addition, the portfolio had long positions in Europe, Australia and Sweden (including both government bonds and swap rates) against a short position in the U.S. bond market. The theory was that the U.S. economic slowdown and trouble in the subprime market would not be contained to the United States, but would impact other markets as well, leading to a slowdown across the globe. While the U.S. market was priced for a slowdown (and for Federal Reserve Board interest rate cuts), the other economies were not. As such, the U.S. continued to outperform and our positioning detracted.

o Although it was nearly impossible to outperform Treasury issues during this period, we were effective in avoiding problem securities, which proved advantageous versus competitor funds. In particular, we avoided collateralized debt obligations and structured investment vehicles within the financial products markets. Our yield curve positioning also was a benefit.

      We had positioned the Fund for a steepening yield curve, a move that proved advantageous as short-term interest rates fell more than long-term interest rates and the curve steepened. We were short BBB-rated home equities, which was a relative positive as well.

      Describe recent portfolio activity.

o We established a short position in the home-equity sector, which we removed in August to realize profits. Although the mortgage market was battered, unduly in many cases, we continued to see good relative value and selectively took advantage of this. We purchased some AAA-rated front cash-flow one-year home equity floaters. These have an 18- to 24-month payment window and are the first bonds in the payment structure to receive principal. We also continued to add hybrid adjustable rate mortgage product to the portfolio.

o Our aforementioned long position in Europe and Australia was put in place early in this reporting period.

      Describe Fund positioning at period-end.

o The Fund ended the period with a duration (a measure of interest rate sensitivity) similar to that of its benchmark. We continue to overweight high-quality spread product and remain long in Europe versus a short in the United States.

Expense Example

                                          Actual                                                 Hypothetical**
                  -------------------------------------------------------    -------------------------------------------------------
                    Beginning          Ending                                  Beginning          Ending
                  Account Value     Account Value        Expenses Paid       Account Value     Account Value        Expenses Paid
                  July 1, 2007    December 31, 2007    During the Period*    July 1, 2007    December 31, 2007    During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional       $1,000           $1,018.20             $ 3.56              $1,000           $1,021.67             $ 3.57
Investor A          $1,000           $1,017.60             $ 5.29              $1,000           $1,019.96             $ 5.30
Investor B          $1,000           $1,014.20             $ 8.63              $1,000           $1,016.63             $ 8.64
Investor C          $1,000           $1,012.30             $10.50              $1,000           $1,014.76             $10.51
Investor C1         $1,000           $1,013.30             $ 8.42              $1,000           $1,016.83             $ 8.44
Class R             $1,000           $1,015.70             $ 7.11              $1,000           $1,018.14             $ 7.12
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.70% for Institutional, 1.04% for Investor A, 1.70% for Investor B, 2.07% for Investor C, 1.66% for Investor C1 and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional Shares and Investor A Shares compared to growth of an investment in the Merrill Lynch 1 - 3 Year Corporate & Government Index. Values are from December 1997 to December 2007.

                                                                   Merrill Lynch
                                                                      1 - 3 Year
                                                                       Corporate
                    Institutional            Investor A             & Government
                         Shares*+              Shares*+                  Index++
12/97                     $10,000                $9,700                  $10,000
12/98                     $10,565               $10,223                  $10,701
12/99                     $10,920               $10,540                  $11,049
12/00                     $11,677               $11,243                  $11,940
12/01                     $12,579               $12,073                  $12,980
12/02                     $13,147               $12,587                  $13,771
12/03                     $13,538               $12,930                  $14,149
12/04                     $13,760               $13,109                  $14,321
12/05                     $13,993               $13,296                  $14,571
12/06                     $14,593               $13,832                  $15,191
12/07                     $15,092               $14,273                  $16,235

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Short-Term Bond Master Portfolio (the "Portfolio") of Short-Term Bond Master LLC. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

Performance Summary for the Period Ended December 31, 2007

                                                                                    Average Annual Total Returns*
                                                                --------------------------------------------------------------------
                                                                        1 Year                 5 Years                 10 Years
                                                                ---------------------    -------------------    --------------------
                               Standardized       6-Month       w/o sales     w/sales    w/o sales   w/sales    w/o sales    w/sales
                               30-Day Yields   Total Returns     charge       charge      charge     charge      charge      charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional                      4.46%           +1.82%         +3.42%          --       +2.80%        --       +4.20%         --
Investor A                         4.01            +1.76          +3.19        +0.10%      +2.55      +1.92%      +3.94       +3.62%
Investor B                         3.46            +1.42          +2.51        -1.45       +1.87      +1.51       +3.26       +3.26
Investor C                         3.15            +1.23          +2.14        +1.15       +1.73      +1.73       +3.14       +3.14
Investor C1                        3.50            +1.33          +2.44        +1.45       +1.85      +1.85       +3.24       +3.24
Class R                            3.71            +1.57          +2.74           --       +2.40         --       +3.74          --
Merrill Lynch 1 - 3 Corporate
  and Government Index               --            +4.59          +6.87           --       +3.35         --       +4.97          --
------------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
      Past performance is not indicative of future results.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results were those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

The performance results for Investor A, Investor B, Investor C, Investor C1 and Institutional Shares depicted on page 5 are those of BlackRock Short-Term Bond Fund and, prior to October 6, 2000 (commencement of operations), share performance results were those of Institutional Shares of a predecessor Fund (which have no distribution or service fees) restated to reflect each share class' fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Manager has voluntarily waived a portion of its fee. Without such a waiver, the Fund's returns would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Statement of Assets and Liabilities               BlackRock Short-Term Bond Fund

As of December 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Short-Term Bond Master Portfolio (the "Portfolio"), at value
  (identified cost -- $694,665,326) ............................................................                      $ 693,729,997
Prepaid expenses ...............................................................................                             16,886
                                                                                                                      -------------
Total assets ...................................................................................                        693,746,883
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payables:
    Dividends to shareholders ..................................................................    $   2,186,416
    Other affiliates ...........................................................................          237,518
    Distributor ................................................................................          207,851
    Administrator ..............................................................................          150,686         2,782,471
                                                                                                    -------------
Accrued expenses ...............................................................................                             16,992
                                                                                                                      -------------
Total liabilities ..............................................................................                          2,799,463
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets .....................................................................................                      $ 690,947,420
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ............                      $     199,030
Investor A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ...............                            313,677
Investor B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized ...............                             36,836
Investor C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ...............                             37,235
Investor C1 Shares of Common Stock, $.01 par value, 100,000,000 shares authorized ..............                            100,437
Class R Shares of Common Stock, $.01 par value, 200,000,000 shares authorized ..................                              9,005
Paid-in capital in excess of par ...............................................................                        725,822,811
Undistributed investment income -- net .........................................................                            298,943
Accumulated realized capital losses allocated from the Portfolio -- net ........................                        (34,935,225)
Unrealized depreciation allocated from the Portfolio -- net ....................................                           (935,329)
                                                                                                                      -------------
Net assets .....................................................................................                      $ 690,947,420
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $197,718,257 and 19,903,049 shares outstanding .........                      $        9.93
                                                                                                                      =============
Investor A -- Based on net assets of $311,440,450 and 31,367,683 shares outstanding ............                      $        9.93
                                                                                                                      =============
Investor B -- Based on net assets of $36,492,249 and 3,683,629 shares outstanding ..............                      $        9.91
                                                                                                                      =============
Investor C -- Based on net assets of $36,896,441 and 3,723,545 shares outstanding ..............                      $        9.91
                                                                                                                      =============
Investor C1 -- Based on net assets of $99,474,261 and 10,043,725 shares outstanding ............                      $        9.90
                                                                                                                      =============
Class R -- Based on net assets of $8,925,762 and 900,507 shares outstanding ....................                      $        9.91
                                                                                                                      =============

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          7

Statement of Operations                           BlackRock Short-Term Bond Fund

For the Six Months Ended December 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Portfolio:
    Interest ...................................................................................                      $  18,045,155
    Expenses ...................................................................................                           (968,344)
                                                                                                                      -------------
Total income ...................................................................................                         17,076,811
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Administration fees ............................................................................    $     864,285
Service and distribution fees -- Investor C1 ...................................................          475,453
Service fees -- Investor A .....................................................................          382,896
Transfer agent fees -- Investor A ..............................................................          339,536
Service and distribution fees -- Investor B ....................................................          178,125
Service and distribution fees -- Investor C ....................................................          151,897
Transfer agent fees -- Institutional ...........................................................          135,024
Transfer agent fees -- Investor C1 .............................................................          106,495
Transfer agent fees -- Investor C ..............................................................           76,823
Printing and shareholder reports ...............................................................           64,837
Transfer agent fees -- Investor B ..............................................................           46,394
Registration fees ..............................................................................           36,992
Service and distribution fees -- Class R .......................................................           23,098
Professional fees ..............................................................................           19,696
Transfer agent fees -- Class R .................................................................           15,662
Other ..........................................................................................            8,942
                                                                                                    -------------
Total expenses .................................................................................                          2,926,155
                                                                                                                      -------------
Investment income -- net .......................................................................                         14,150,656
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .........................................................................       (1,513,761)
    Financial futures contracts and swaps -- net ...............................................       (5,185,062)
    Foreign currency transactions -- net .......................................................          329,844
    Options written -- net .....................................................................          388,121        (5,980,858)
                                                                                                    -------------
Change in unrealized appreciation/depreciation on:
    Investments -- net .........................................................................        2,559,617
    Financial futures contracts and swaps -- net ...............................................          922,382
    Foreign currency transactions -- net .......................................................          (42,401)
    Options written -- net .....................................................................          (35,253)        3,404,345
                                                                                                    -------------------------------
Total realized and unrealized loss -- net ......................................................                         (2,576,513)
                                                                                                                      -------------
Net Increase in Net Assets Resulting from Operations ...........................................                      $  11,574,143
                                                                                                                      =============

      See Notes to Financial Statements.


8          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Statements of Changes in Net Assets               BlackRock Short-Term Bond Fund

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     December 31,       Year Ended
                                                                                                         2007            June 30,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  14,150,656     $  25,375,834
Realized loss -- net ...........................................................................       (5,980,858)       (7,047,013)
Change in unrealized appreciation/depreciation -- net ..........................................        3,404,345         9,238,509
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................       11,574,143        27,567,330
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................       (4,430,666)       (8,402,051)
    Investor A .................................................................................       (6,260,233)      (10,962,922)
    Investor B .................................................................................         (678,245)       (1,626,913)
    Investor C .................................................................................         (463,152)         (278,138)
    Investor C1 ................................................................................       (1,827,569)       (4,176,074)
    Class R ....................................................................................         (171,908)         (261,107)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends to shareholders ............................      (13,831,773)      (25,707,205)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..................       19,296,877        (5,691,836)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................       17,039,247        (3,831,711)
Beginning of period ............................................................................      673,908,173       677,739,884
                                                                                                    -------------------------------
End of period* .................................................................................    $ 690,947,420     $ 673,908,173
                                                                                                    ===============================
    * Undistributed (accumulated distributions in excess of) investment income -- net ..........    $     298,943     $     (19,940)
                                                                                                    ===============================

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          9

Financial Highlights                              BlackRock Short-Term Bond Fund

                                                                                           Institutional
                                                               ---------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended
                                                               December 31,                For the Year Ended June 30,
The following per share data and ratios have been derived          2007      ------------------------------------------------------
from information provided in the financial statements.         (Unaudited)     2007         2006       2005       2004       2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................         $   9.97     $   9.94     $  10.10   $  10.16   $  10.39   $  10.17
                                                                -------------------------------------------------------------------
Investment income -- net*** ...........................              .23          .42          .36        .30        .31        .31
Realized and unrealized gain (loss) -- net ............             (.05)         .03         (.15)      (.06)      (.23)       .25
                                                                -------------------------------------------------------------------
Total from investment operations ......................              .18          .45          .21        .24        .08        .56
                                                                -------------------------------------------------------------------
Less dividends from investment income -- net ..........             (.22)        (.42)        (.37)      (.30)      (.31)      (.34)
                                                                -------------------------------------------------------------------
Net asset value, end of period ........................         $   9.93     $   9.97     $   9.94   $  10.10   $  10.16   $  10.39
                                                                ===================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................             1.82%@       4.59%        2.11%      2.39%       .81%      5.61%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
  reorganization expenses .............................              .70%*        .72%         .67%       .69%       .65%       .70%
                                                                ===================================================================
Expenses ..............................................              .70%*        .72%         .67%       .69%       .65%       .75%
                                                                ===================================================================
Investment income -- net ..............................             4.50%*       4.16%        3.61%      2.93%      3.00%      3.29%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............         $197,718     $200,542     $203,377   $208,777   $240,749   $182,654
                                                                ===================================================================
Portfolio turnover of the Portfolio ...................               36%++       108%++        80%        75%       107%       198%
                                                                ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of any sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.
@     Aggregate total investment return.

      See Notes to Financial Statements.


10          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Financial Highlights (continued)                  BlackRock Short-Term Bond Fund

                                                                                            Investor A
                                                               ---------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended
                                                               December 31,                For the Year Ended June 30,
The following per share data and ratios have been derived          2007      ------------------------------------------------------
from information provided in the financial statements.         (Unaudited)     2007         2006       2005       2004       2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................         $   9.96     $   9.94     $  10.10   $  10.16   $  10.38   $  10.16
                                                                -------------------------------------------------------------------
Investment income -- net*** ...........................              .21          .39          .34        .27        .29        .31
Realized and unrealized gain (loss) -- net ............             (.04)         .02         (.16)      (.05)      (.22)       .23
                                                                -------------------------------------------------------------------
Total from investment operations ......................              .17          .41          .18        .22        .07        .54
                                                                -------------------------------------------------------------------
Less dividends from investment income -- net ..........             (.20)        (.39)        (.34)      (.28)      (.29)      (.32)
                                                                -------------------------------------------------------------------
Net asset value, end of period ........................         $   9.93     $   9.96     $   9.94   $  10.10   $  10.16   $  10.38
                                                                ===================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................             1.76%@       4.20%        1.84%      2.14%       .66%      5.36%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
  reorganization expenses .............................             1.04%*       1.00%         .91%       .93%       .89%       .95%
                                                                ===================================================================
Expenses ..............................................             1.04%*       1.00%         .91%       .93%       .89%      1.00%
                                                                ===================================================================
Investment income -- net ..............................             4.18%*       3.88%        3.37%      2.69%      2.78%      3.03%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............         $311,440     $286,396     $267,411   $235,886   $125,950   $152,780
                                                                ===================================================================
Portfolio turnover of the Portfolio ...................               36%++       108%++        80%        75%       107%       198%
                                                                ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          11

Financial Highlights (continued)                  BlackRock Short-Term Bond Fund

                                                                                            Investor B
                                                               ---------------------------------------------------------------------
                                                               For the Six
                                                               Months Ended
                                                               December 31,                For the Year Ended June 30,
The following per share data and ratios have been derived          2007      ------------------------------------------------------
from information provided in the financial statements.         (Unaudited)     2007         2006       2005       2004       2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................         $   9.94     $   9.91     $  10.08   $  10.14   $  10.37   $  10.14
                                                                -------------------------------------------------------------------
Investment income -- net*** ...........................              .17          .32          .27        .20        .22        .24
Realized and unrealized gain (loss) -- net ............             (.03)         .02         (.16)      (.05)      (.23)       .24
                                                                -------------------------------------------------------------------
Total from investment operations ......................              .14          .34          .11        .15       (.01)       .48
                                                                -------------------------------------------------------------------
Less dividends from investment income -- net ..........             (.17)        (.31)        (.28)      (.21)      (.22)      (.25)
                                                                -------------------------------------------------------------------
Net asset value, end of period ........................         $   9.91     $   9.94     $   9.91   $  10.08   $  10.14   $  10.37
                                                                ===================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ....................             1.42%@       3.61%        1.07%      1.46%      (.11%)     4.77%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement and excluding
  reorganization expenses .............................             1.70%*       1.67%        1.59%      1.61%      1.56%      1.61%
                                                                ===================================================================
Expenses ..............................................             1.70%*       1.67%        1.59%      1.61%      1.56%      1.66%
                                                                ===================================================================
Investment income -- net ..............................             3.46%*       3.21%        2.67%      2.00%      2.12%      2.00%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..............         $ 36,492     $ 42,358     $ 60,519   $ 97,090   $130,802   $139,688
                                                                ===================================================================
Portfolio turnover of the Portfolio ...................               36%++       108%++        80%        75%       107%       198%
                                                                ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Financial Highlights (continued)                  BlackRock Short-Term Bond Fund

                                                 Investor C                                   Investor C1
                                          ------------------------  ---------------------------------------------------------------
                                            For the      For the       For the
                                          Six Months     Period      Six Months
                                             Ended      October 2,      Ended
The following per share data and ratios   December 31,   2006+++     December 31,              For the Year Ended June 30,
have been derived from information            2007     to June 30,      2007     --------------------------------------------------
provided in the financial statements.     (Unaudited)     2007      (Unaudited)     2007        2006      2005      2004      2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $   9.94    $  10.01      $   9.94    $   9.91    $  10.07  $  10.13  $  10.36  $  10.14
                                           --------------------      --------------------------------------------------------------
Investment income -- net*** ............        .16         .19           .18         .32         .27       .20       .22       .24
Realized and unrealized gain
  (loss) -- net ........................       (.04)       (.03)         (.05)        .04        (.15)     (.05)     (.23)      .23
                                           --------------------      --------------------------------------------------------------
Total from investment operations .......        .12         .16           .13         .36         .12       .15      (.01)      .47
                                           --------------------      --------------------------------------------------------------
Less dividends from investment
  income -- net ........................       (.15)       (.23)         (.17)       (.33)       (.28)     (.21)     (.22)     (.25)
                                           --------------------      --------------------------------------------------------------
Net asset value, end of period .........   $   9.91    $   9.94      $   9.90    $   9.94    $   9.91  $  10.07  $  10.13  $  10.36
                                           ====================      ==============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       1.23%@      1.57%@        1.33%@      3.62%       1.17%     1.46%     (.11%)    4.68%
                                           ====================      ==============================================================
===================================================================================================================================
Ratios to Average Net Assets+
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver and reimbursement
  and excluding reorganization expenses.       2.07%*      2.09%*        1.66%*      1.66%       1.59%     1.60%     1.56%     1.61%
                                           ====================      ==============================================================
Expenses ...............................       2.07%*      2.09%*        1.66%*      1.66%       1.59%     1.60%     1.56%     1.66%
                                           ====================      ==============================================================
Investment income -- net ...............       3.29%*      2.81%*        3.50%*      3.24%       2.68%     2.01%     2.12%     2.37%
                                           ====================      ==============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 36,896    $ 23,886      $ 99,474    $111,844    $142,083  $179,290  $239,263  $263,066
                                           ====================      ==============================================================
Portfolio turnover of the Portfolio ...          36%++      108%++         36%++      108%++       80%       75%      107%      198%
                                           ====================      ==============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.
+++   Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          13

Financial Highlights (concluded)                  BlackRock Short-Term Bond Fund

                                                                                              Class R
                                                             -----------------------------------------------------------------------
                                                               For the                                                     For the
                                                              Six Months                                                   Period
                                                                Ended                    For the Year Ended               January 3,
                                                             December 31,                      June 30,                    2003+++
The following per share data and ratios have been derived       2007          ---------------------------------------    to June 30,
from information provided in the financial statements.       (Unaudited)        2007        2006      2005      2004        2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............           $  9.94        $  9.92     $ 10.08   $ 10.14   $ 10.37      $ 10.29
                                                               ---------------------------------------------------------------------
Investment income -- net** .........................               .19            .36         .32       .18       .17          .18
Realized and unrealized gain (loss) -- net .........              (.03)           .02        (.16)      .01      (.11)         .08
                                                               ---------------------------------------------------------------------
Total from investment operations ...................               .16            .38         .16       .19       .06          .26
                                                               ---------------------------------------------------------------------
Less dividends from investment income -- net .......              (.19)          (.36)       (.32)     (.25)     (.29)        (.18)
                                                               ---------------------------------------------------------------------
Net asset value, end of period .....................           $  9.91        $  9.94     $  9.92   $ 10.08   $ 10.14      $ 10.37
                                                               =====================================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .................              1.57%@         3.91%       1.58%     1.88%      .56%        2.55%@
                                                               =====================================================================
====================================================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------------------------------------
Expenses, excluding reorganization expenses ........              1.40%*         1.30%       1.17%     1.19%     1.16%        1.19%*
                                                               =====================================================================
Expenses ...........................................              1.40%*         1.30%       1.17%     1.19%     1.16%        1.28%*
                                                               =====================================================================
Investment income -- net ...........................              3.78%*         3.59%       3.15%     2.46%     2.42%        2.74%*
                                                               =====================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...........           $ 8,926        $ 8,882     $ 4,350   $ 4,477   $ 2,387           --@@
                                                               =====================================================================
Portfolio turnover of the Portfolio ................                36%++         108%++       80%       75%      107%         198%
                                                               =====================================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Excludes dollar roll transactions.
+++   Commencement of operations.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


14          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Notes to Financial Statements (Unaudited)         BlackRock Short-Term Bond Fund

1. Significant Accounting Policies:

BlackRock Short-Term Bond Fund (the "Fund"), a series of BlackRock Short-Term Bond Series, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Short-Term Bond Master Portfolio (the "Portfolio") of Short-Term Bond Master LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at December 31, 2007 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. Class R Shares are sold to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade-date basis.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended June 30, 2004 through June 30, 2007. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          15

Notes to Financial Statements (continued)         BlackRock Short-Term Bond Fund

and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock Inc. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into separate Distribution Agreements with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") and has adopted separate Distribution Plans with respect to its Investor A, Investor B, Investor C, Investor C1 and Class R Shares. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                         Service    Distribution
                                                           Fee          Fee
--------------------------------------------------------------------------------
Investor A .........................................       .25%          --
Investor B .........................................       .25%         .65%
Investor C .........................................       .25%         .75%
Investor C1 ........................................       .25%         .65%
Class R ............................................       .25%         .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C, Investor C1 and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing distribution-related services to Investor B, Investor C, Investor C1 and Class R shareholders.

For the six months ended December 31, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares which totaled $76,943.

For the six months ended December 31, 2007, affiliates received contingent deferred sales charges of $24,146, $7,557 and $2,646 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended December 31, 2007, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ...................................................    $4,306
Investor A ......................................................    $7,517
Investor B ......................................................    $1,906
Investor C ......................................................    $  665
Investor C1 .....................................................    $2,617
Class R .........................................................    $  139
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $19,296,877 and $(5,691,836) for the six months ended December 31, 2007 and the year ended June 30, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended December 31, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,223,263     $ 12,181,178
Shares issued to shareholders in
  reinvestment of dividends ..................         411,770        4,098,540
                                                    ---------------------------
Total issued .................................       1,635,033       16,279,718
Shares redeemed ..............................      (1,853,744)     (18,456,397)
                                                    ---------------------------
Net decrease .................................        (218,711)    $ (2,176,679)
                                                    ===========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       3,882,332     $ 38,889,841
Shares issued to shareholders in
  reinvestment of dividends ..................         778,991        7,804,278
                                                    ---------------------------
Total issued .................................       4,661,323       46,694,119
Shares redeemed ..............................      (4,998,426)     (50,085,942)
                                                    ---------------------------
Net decrease .................................        (337,103)    $ (3,391,823)
                                                    ===========================


16          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Notes to Financial Statements (concluded)         BlackRock Short-Term Bond Fund

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended December 31, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares       4,571,228     $ 45,513,089
Shares issued to shareholders in
  reinvestment of dividends ..................         588,751        5,857,070
                                                    ---------------------------
Total issued .................................       5,159,979       51,370,159
Shares redeemed ..............................      (2,544,323)     (25,311,676)
                                                    ---------------------------
Net increase .................................       2,615,656     $ 26,058,483
                                                    ===========================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       7,835,850     $ 78,389,432
Automatic conversion of shares ...............          35,889          357,567
Shares issued to shareholders in
  reinvestment of dividends ..................       1,017,022       10,181,373
                                                    ---------------------------
Total issued .................................       8,888,761       88,928,372
Shares redeemed ..............................      (7,051,933)     (70,623,994)
                                                    ---------------------------
Net increase .................................       1,836,828     $ 18,304,378
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended December 31, 2007                                 Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         142,735     $  1,417,364
Shares issued to shareholders in
  reinvestment of dividends ..................          48,325          479,640
                                                    ---------------------------
Total issued .................................         191,060        1,897,004
Shares redeemed and automatic conversion
  of shares ..................................        (769,237)      (7,637,814)
                                                    ---------------------------
Net decrease .................................        (578,177)    $ (5,740,810)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         382,971     $  3,826,348
Shares issued to shareholders in
  reinvestment of dividends ..................         115,734        1,156,044
                                                    ---------------------------
Total issued .................................         498,705        4,982,392
                                                    ---------------------------
Automatic conversion of shares ...............         (35,961)        (357,567)
Shares redeemed ..............................      (2,305,722)     (23,035,689)
                                                    ---------------------------
Total redeemed ...............................      (2,341,683)     (23,393,256)
                                                    ---------------------------
Net decrease .................................      (1,842,978)    $(18,410,864)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended December 31, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,657,408     $ 16,458,416
Shares issued to shareholders in
  reinvestment of dividends ..................          39,564          392,841
                                                    ---------------------------
Total issued .................................       1,696,972       16,851,257
Shares redeemed ..............................        (376,167)      (3,733,809)
                                                    ---------------------------
Net increase .................................       1,320,805     $ 13,117,448
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Period                                      Dollar
October 2, 2006* to June 30, 2007                      Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       2,588,797     $ 25,893,412
Shares issued to shareholders in
  reinvestment of dividends ..................          22,869          228,442
                                                    ---------------------------
Total issued .................................       2,611,666       26,121,854
Shares redeemed ..............................        (208,926)      (2,088,810)
                                                    ---------------------------
Net increase .................................       2,402,740     $ 24,033,044
                                                    ===========================
*     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Six Months                                 Dollar
Ended December 31, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................          63,894     $    633,808
Shares issued to shareholders in
  reinvestment of dividends ..................         139,838        1,387,711
                                                    ---------------------------
Total issued .................................         203,732        2,021,519
Shares redeemed ..............................      (1,415,884)     (14,056,780)
                                                    ---------------------------
Net decrease .................................      (1,212,152)    $(12,035,261)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,095,000     $ 10,911,973
Shares issued to shareholders in
  reinvestment of dividends ..................         322,310        3,219,362
                                                    ---------------------------
Total issued .................................       1,417,310       14,131,335
Shares redeemed ..............................      (4,497,738)     (44,899,591)
                                                    ---------------------------
Net decrease .................................      (3,080,428)    $(30,768,256)
                                                    ===========================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended December 31, 2007                                Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         233,558     $  2,320,103
Shares issued to shareholders in
  reinvestment of dividends ..................          17,304          171,859
                                                    ---------------------------
Total issued .................................         250,862        2,491,962
Shares redeemed ..............................        (243,515)      (2,418,266)
                                                    ---------------------------
Net increase .................................           7,347     $     73,696
                                                    ===========================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2007                                    Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         788,722     $  7,885,609
Shares issued to shareholders in
  reinvestment of dividends ..................          26,378          263,698
                                                    ---------------------------
Total issued .................................         815,100        8,149,307
Shares redeemed ..............................        (360,498)      (3,607,622)
                                                    ---------------------------
Net increase .................................         454,602     $  4,541,685
                                                    ===========================

4. Capital Loss Carryforward:

On June 30, 2007, the Fund had a net capital loss carryforward of $23,900,904, of which $6,549,324 expires in 2008, $1,140,537 expires in 2009, $971,617 expires in 2011, $1,630,307 expires in 2012, $6,250,370 expires in 2013,
$2,851,962 expires in 2014 and $4,506,787 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          17

Proxy Results

During the six-month period ended December 31, 2007, the shareholders* of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                          Shares Voted       Shares Withheld
                                                                               For            From Voting
------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:         James H. Bodurtha          62,651,823          2,597,228
                                                Bruce R. Bond              62,651,823          2,597,228
                                                Donald W. Burton           62,651,823          2,597,228
                                                Richard S. Davis           62,650,224          2,598,827
                                                Stuart E. Eizenstat        62,651,921          2,597,130
                                                Laurence D. Fink           62,650,224          2,598,827
                                                Kenneth A. Froot           62,651,823          2,597,228
                                                Henry Gabbay               62,650,226          2,598,825
                                                Robert M. Hernandez        62,651,823          2,597,228
                                                John F. O'Brien            62,651,125          2,597,926
                                                Roberta Cooper Ramo        62,652,725          2,596,326
                                                Jean Margo Reid            62,652,725          2,596,326
                                                David H. Walsh             62,652,525          2,596,526
                                                Fred G. Weiss              62,652,525          2,596,526
                                                Richard R. West            62,652,203          2,596,848
------------------------------------------------------------------------------------------------------------

* As a feeder fund of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC, the shareholders of BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. also voted to elect the above-named individuals as Directors of Short-Term Bond Master Portfolio of Short-Term Bond Master LLC.

Portfolio Information as of December 31, 2007   Short-Term Bond Master Portfolio

                                                                      Percent of
Asset Mix                                                  Long-Term Investments
--------------------------------------------------------------------------------
Non-U.S. Government Agency Mortgage-Backed
  Securities ......................................................    36.9%
Asset-Backed Securities ...........................................    25.0
U.S. Government Agency Mortgage-Backed
  Securities ......................................................    17.5
Corporate Bonds ...................................................    16.1
U.S. Government Agency Mortgage-Backed
  Obligations -- Collateralized Mortgage
  Obligations .....................................................     4.2
Foreign Government Obligations ....................................     0.2
Capital Trusts ....................................................     0.1
--------------------------------------------------------------------------------


18          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Schedule of Investments as of December 31, 2007 (Unaudited)
                              Short-Term Bond Master Portfolio (in U.S. dollars)

          Face
        Amount   Asset-Backed Securities+                              Value
===============================================================================
USD  5,466,890   ACE Securities Corp. Series 2006-FM2
                   Class A2A, 4.915% due 8/25/2036 (a)             $  5,212,898
     2,999,780   Aegis Asset Backed Securities Trust Series
                   2006-1 Class A1, 4.945%
                   due 1/25/2037 (a)                                  2,925,211
     9,604,003   Ameriquest Mortgage Securities, Inc. Series
                   2004-FR1 Class A5, 4.455%
                   due 5/25/2034 (a)                                  9,404,864
     3,168,544   Asset Backed Funding Certificates Series
                   2006-OPT2 Class A3A, 4.925%
                   due 10/25/2036 (a)                                 3,093,673
     5,350,000   Bank of America Credit Card Trust Series
                   2007-A7 Class A7, 4.652%
                   due 8/15/2012 (a)(b)                               5,318,123
                 Capital Auto Receivables Asset Trust (b):
     1,250,000         Series 2004-2 Class D, 5.82%
                         due 5/15/2012                                1,246,298
     2,798,605         Series 2006-SN1A Class A2A, 5.40%
                         due 1/20/2009                                2,801,106
     2,139,345   Chase Manhattan Auto Owner Trust Series
                   2005-A Class A3, 3.87% due 6/15/2009               2,131,461
                 Countrywide Asset Backed Certificates (a):
       804,123         Series 2004-13 Class AF3, 3.989%
                         due 12/25/2034                                 789,326
     1,307,626         Series 2006-20 Class 2A1, 4.915%
                         due 4/25/2037                                1,280,264
     6,525,000   Daimler Chrysler Auto Trust Series 2006-C
                   Class A3, 5.02% due 7/08/2010                      6,542,050
     3,791,082   First Horizon Asset Backed Securities Trust
                   Series 2004-HE4 Class A2, 4.07%
                   due 7/25/2019                                      3,709,707
                 Ford Credit Auto Owner Trust:
     5,035,928         Series 2005-A Class A4, 3.72%
                         due 10/15/2009                               5,010,395
     5,286,554         Series 2005-B Class A4, 4.38%
                         due 1/15/2010                                5,278,539
     2,557,375         Series 2005-C Class A3, 4.30%
                         due 8/15/2009                                2,553,112
     1,531,115   Fremont Home Loan Trust Series 2005-E Class
                   2A2, 5.035% due 1/25/2036 (a)                      1,523,454
     4,543,170   GCO Slims Trust Series 2006-1A Class NOTE,
                   5.72% due 3/01/2022 (b)                            4,497,738
       166,811   GSAA Home Equity Trust Series 2006-8N Class
                   N1, 6% due 10/26/2036 (b)                             50,043
     1,461,477   GSAA Trust Series 2004-10 Class AF2, 4.22%
                   due 8/25/2034 (a)                                  1,457,185
     3,621,458   GSAMP Trust Series 2005-AHL Class A3,
                   5.205% due 4/25/2035 (a)                           3,440,385
     3,780,983   HSI Asset Securitization Corp. Trust Series
                   2006-HE1 Class 2A1, 4.915%
                   due 10/25/2036 (a)                                 3,709,432
                 Honda Auto Receivables Owner Trust Class A3:
     2,128,420         Series 2006-1, 5.07% due 2/18/2010             2,131,700
     5,425,000         Series 2006-3, 5.12% due 10/15/2010            5,446,983
     7,533,155   JPMorgan Mortgage Acquisition Corp. Series
                   2007-CH5 Class A2, 4.915%
                   due 11/25/2029 (a)                                 7,323,269
                 Morgan Stanley ABS Capital I (a):
     3,820,393         Series 2007-HE2 Class A2A, 4.905%
                         due 1/25/2037                                3,728,228
     6,198,123         Series 2007-HE6 Class A1, 4.925%
                         due 5/25/2037                                6,045,578
                 National Collegiate Student Loan Trust
                   Class AIO (c):
    16,400,000         Series 2005-2, 7.73% due 3/25/2012             2,639,252
    33,292,725         Series 2005-GT1, 6.75% due 12/25/2009          4,177,197
     1,181,755   Popular ABS Mortgage Pass-Through Trust
                   Series 2005-1 Class AF3, 4.142%
                   due 5/25/2035 (a)                                  1,168,656
     9,272,853   Residential Asset Mortgage Products, Inc.
                   Series 2003-RZ3 Class A6, 3.40%
                   due 3/25/2033                                      8,232,530
                 SLM Student Loan Trust (a):
     3,320,346         Series 2002-1 Class A2, 5.194%
                         due 4/25/2017                                3,328,614
     4,744,251         Series 2002-4 Class A4, 5.131%
                         due 3/15/2017                                4,756,302
     5,750,000         Series 2005-8 Class A2, 5.445%
                         due 7/25/2022                                5,672,375
     3,684,535   Securitized Asset Backed Receivables LLC Trust
                   Series 2007-NC2 Class A2A, 4.905%
                   due 1/25/2037 (a)                                  3,581,117
                 Soundview Home Equity Loan Trust (a):
     5,706,718         Series 2003-2 Class A2, 5.515%
                         due 11/25/2033                               5,453,735
     4,035,225         Series 2007-OPT3 Class 2A1, 4.925%
                         due 8/25/2037                                3,957,783
     4,936,394   USAA Auto Owner Trust Series 2006-1 Class A3,
                   5.01% due 9/15/2010                                4,944,694
     9,987,869   WFS Financial Owner Trust Series 2004-4
                   Class A4, 3.44% due 5/17/2012                      9,899,466
     5,586,233   Wells Fargo Home Equity Trust Series 2007-2
                   Class A1, 4.955% due 4/25/2037 (a)                 5,398,691
-------------------------------------------------------------------------------
                 Total Asset-Backed Securities
                 (Cost -- $161,998,973) -- 23.0%                    159,861,434
===============================================================================

===============================================================================
                 U.S. Government Agency
                 Mortgage-Backed Securities+
===============================================================================
                 Fannie Mae Guaranteed Pass
                   Through Certificates:
     1,911,853         4.226% due 3/01/2034 (a)                       1,901,810
     2,066,585         4.627% due 2/01/2035 (a)                       2,076,606
     4,848,815         5.407% due 5/01/2037 (a)                       4,941,341
     7,698,157         5.472% due 12/01/2036 (a)                      7,802,262
    12,095,223         5.50% due 11/01/2017 -- 12/01/2017            12,278,098
     5,584,656         5.708% due 10/01/2036 (a)                      5,654,715
    32,591,101         6.50% due 8/01/2032 -- 3/01/2037              33,545,191
     3,047,243         7.50% due 9/01/2035                            3,252,563
     2,870,451         8.00% due 7/01/2027 -- 11/01/2032              3,064,784
                 Freddie Mac Mortgage Participation
                   Certificates (a):
     2,289,771         4.429% due 4/01/2035                           2,274,607
     4,787,031         4.635% due 4/01/2035                           4,743,078
     9,082,103         5.581% due 3/01/2037                           9,214,292
     4,761,840         5.807% due 11/01/2036                          4,837,507
    12,689,994         6.039% due 11/01/2036                         12,897,589
     3,394,273   Ginnie Mae MBS Certificates, 5%
                   due 11/20/2034 (a)                                 3,419,187
-------------------------------------------------------------------------------
                 Total U.S. Government Agency Mortgage-Backed
                 Securities (Cost -- $110,795,524) -- 16.1%         111,903,630
===============================================================================


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          19

                              Short-Term Bond Master Portfolio (in U.S. dollars)

                 U.S. Government Agency
          Face   Mortgage-Backed Obligations --
        Amount   Collateralized Mortgage Obligations                   Value
===============================================================================
                 Fannie Mae Trust:

                     due 8/01/2035 (c)                             $  3,794,719
     6,091,313     Series 377 Class 2, 5%
                     due 10/01/2036 (c)                               1,525,045
     3,588,874     Series 2003-17 Class QR, 4.50%
                     due 11/25/2025                                   3,576,844
     1,820,561     Series 2003-67 Class GL, 3%
                     due 1/25/2025                                    1,798,978
     3,514,397     Series 2006-M2 Class A1A, 4.855%
                     due 7/25/2016 (a)                                3,583,686
                 Freddie Mac Multiclass Certificates:
     6,114,651     Series 2485 Class AS, 5.50%
                     due 8/15/2017                                    6,225,752
     3,179,652     Series 2673 Class ML, 4%
                     due 12/15/2022                                   3,170,161
    47,458,581     Series 3309 Class SA, 0.77%
                     due 4/15/2037 (a)(c)                             2,275,520
    20,073,682     Series 3318 Class SK, 0.77%
                     due 5/15/2037 (a)(c)                               933,460
-------------------------------------------------------------------------------
                 Total U.S. Government Agency Mortgage-Backed
                 Obligations -- Collateralized Mortgage
                 Obligations (Cost -- $25,662,611) -- 3.9%           26,884,165
===============================================================================

===============================================================================
                 Non-U.S. Government Agency
                 Mortgage-Backed Securities+
===============================================================================
Collateralized Mortgage Obligations -- 21.6%
     6,167,483   Banc of America Funding Corp. Series 2006-I
                   Class 1A1, 4.591% due 12/20/2036 (a)               6,138,746
                 Banc of America Mortgage Securities Inc. (a):
     3,283,243         Series 2003-J Class 2A1, 4.086%
                         due 11/25/2033                               3,297,654
     5,838,821         Series 2006-B Class 3A1, 6.158%
                         due 11/20/2036                               5,879,903
        59,488   BlackRock Capital Finance LP Series 1997-R2
                   Class AP, 9.308% due 12/25/2035 (a)(b)(f)             59,488
     4,163,875   Countrywide Home Loan Mortgage Pass-Through
                   Trust Series 2005-HYB8 Class 2A1, 5.209%
                   due 12/20/2035 (a)                                 4,116,962
     1,654,644   Deutsche Alt-A Securities, Inc. Alternative Loan
                   Trust Series 2006-AF1 Class A1, 4.945%
                   due 4/25/2036 (a)                                  1,649,738
     6,782,939   GMAC Mortgage Corp. Loan Trust Series
                   2003-J10 Class A1, 4.75% due 1/25/2019             6,662,232
                 GSR Mortgage Loan Trust Class 2A1 (a):
     8,824,031         Series 2005-AR1, 4.919% due 1/25/2035          8,808,339
     6,806,403         Series 2007-AR1, 6.006% due 3/25/2037          6,811,148
                 Harborview Mortgage Loan Trust (a):
     4,101,733         Series 2006-11 Class A1A, 5.135%
                         due 12/19/2036                               3,868,314
     4,996,924         Series 2006-12 Class 2A2B, 5.215%
                         due 1/19/2038                                4,568,349
     7,974,273   Homebanc Mortgage Trust Series 2005-3
                   Class A1, 5.105% due 7/25/2035 (a)                 7,514,436
     3,498,921   Indymac Index Mortgage Loan Trust Series
                   2006-AR41 Class A3, 5.045%
                   due 2/25/2037 (a)                                  3,028,539
     6,974,898   JPMorgan Mortgage Trust Series 2007-A1
                   Class 2A1, 4.768% due 7/25/2035 (a)                6,962,570
     4,248,075   Luminent Mortgage Trust Series 2006-7
                   Class 1A1, 5.045% due 5/25/2036 (a)                4,010,465
       145,330   Ocwen Residential MBS Corp. Series 1998-R2
                   Class AP, 10.006% due 11/25/2034 (a)(b)               94,464
     4,144,673   Residential Accredit Loans, Inc. Series
                   2006-QA9 Class A1, 5.045%
                   due 11/25/2036 (a)                                 3,773,748
        13,954   Salomon Brothers Mortgage Securities VI, Inc.
                   Series 1986-1 Class A, 6% due 12/25/2011              13,915
         5,583   Structured Mortgage Asset Residential Trust
                   Series 1991-1 Class H, 8.25%
                   due 6/25/2022                                          5,559
     6,379,205   SunTrust Adjustable Rate Mortgage Loan Trust
                   Series 2007-2 Class 3A3, 5.719%
                   due 4/25/2037 (a)                                  6,290,558
                 WaMu Mortgage Pass-Through Certificates (a):
         3,666         Series 2000-1 Class B1, 5.708%
                         due 1/25/2040 (b)                                3,373
    14,117,699         Series 2004-AR3 Class A1, 3.918%
                         due 6/25/2034                               14,024,199
     7,175,000         Series 2005-AR12 Class 1A6, 4.835%
                         due 10/25/2035                               7,107,661
     6,792,122         Series 2006-AR12 Class 1A4, 6.073%
                         due 10/25/2036                               6,881,758
     7,592,238         Series 2007-HY3 Class 4A1, 5.35%
                         due 3/25/2037                                7,557,239
        42,872   Walsh Acceptance Series 1997-2 Class A,
                   6.813% due 3/01/2027 (a)                               5,359
                 Wells Fargo Mortgage Backed Securities Trust:
     8,261,950         Series 2004-3 Class A1, 4.75%
                         due 4/25/2019                                8,132,857
     8,105,651         Series 2006-AR8 Class 2A1, 5.24%
                         due 4/25/2036 (a)                            8,107,188
     6,084,201         Series 2006-AR10 Class 2A1, 5.646%
                         due 7/25/2036 (a)                            6,126,620
     8,192,692         Series 2007-8 Class 2A7, 6%
                         due 7/25/2037                                8,282,840
                                                                   ------------
                                                                    149,784,221
-------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities -- 12.4%
     3,465,000   Banc of America Commercial Mortgage, Inc.
                   Series 2000-1 Class A2A, 7.333%
                   due 11/15/2031 (a)                                 3,581,658
                 CS First Boston Mortgage Securities Corp.:
     4,209,991         Series 1999-C1 Class A2, 7.29%
                         due 9/15/2041                                4,336,834
     2,834,250         Series 2002-CKS4 Class A1, 4.485%
                         due 11/15/2036                               2,821,246
    65,866,385         Series 2003-CPN1 Class ASP, 1.584%
                         due 3/15/2035 (a)(c)                         1,784,880
     2,323,729         Series 2004-C3 Class A2, 3.913%
                         due 7/15/2036                                2,301,411
     3,702,086   Chase Commercial Mortgage Securities Corp.
                   Series 1999-2 Class A2, 7.198%
                   due 1/15/2032                                      3,847,500
     4,157,673   Chase Manhattan Bank-First Union National
                   Bank Series 1999-1 Class A2, 7.439%
                   due 8/15/2031 (a)                                  4,300,285


20          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

                              Short-Term Bond Master Portfolio (in U.S. dollars)

          Face   Non-U.S. Government Agency
        Amount   Mortgage-Backed Securities+                          Value
===============================================================================
Commercial Mortgage-Backed Securities (concluded)
USD  7,600,000   Citigroup Commercial Mortgage Trust Series
                   2007-C6 Class A4, 5.889%
                   due 12/10/2049 (a)                              $  7,814,955
     3,518,451   Commercial Mortgage Acceptance Corp. Series
                   1999-C1 Class A2, 7.03% due 6/15/2031              3,593,658
     4,955,000   GE Capital Mall Finance Corp. Series 1998-1A
                   Class A2, 6.32% due 9/13/2028                      4,988,379
                 GMAC Commercial Mortgage Securities, Inc.
                   Class A2:
     4,017,223         Series 1998-C2, 6.42% due 5/15/2035            4,028,050
     4,103,260         Series 1999-C1, 6.175%
                         due 5/15/2033 (a)                            4,133,621
    37,279,907   Greenwich Capital Commercial Funding Corp.
                   Series 2002-C1 Class XP, 2.059%
                   due 1/11/2035 (a)                                  1,353,138
                 JPMorgan Chase Commercial Mortgage
                   Securities Corp.:
    12,435,721         Series 2001-CIBC Class A3, 6.26%
                         due 3/15/2033                               12,899,812
     4,030,000         Series 2007-CB20 Class A4, 5.794%
                         due 2/12/2051 (a)                            4,151,343
     4,530,683   LB Commercial Conduit Mortgage Trust Series
                   1999-C1 Class A2, 6.78% due 6/15/2031              4,607,965
                 LB-UBS Commercial Mortgage Trust:
    65,291,737         Series 2002-C4 Class XCP, 1.475%
                         due 10/15/2035 (a)(c)                        1,500,143
     3,638,080         Series 2004-C7 Class A1, 3.625%
                         due 10/15/2029                               3,595,836
     6,575,186   TIAA Retail Commercial Trust Series 2007-C4
                   Class A1, 5.701% due 8/15/2039 (a)                 6,676,100
     3,625,000   Wachovia Bank Commercial Mortgage Trust
                   Series 2006-C25 Class A4, 5.954%
                   due 5/15/2043 (a)                                  3,742,766
                                                                   ------------
                                                                     86,059,580
-------------------------------------------------------------------------------
                   Total Non-U.S. Government Agency
                   Mortgage-Backed Securities
                   (Cost -- $236,738,930) -- 34.0%                  235,843,801
===============================================================================

===============================================================================
                 Corporate Bonds
===============================================================================
Aerospace & Defense -- 0.2%
     1,250,000   Goodrich Corp., 6.45% due 4/15/2008                  1,253,836
-------------------------------------------------------------------------------
Airlines -- 0.1%
       556,806   American Airlines, Inc. Series 2003-1, 3.857%
                   due 1/09/2012 (e)                                    528,270
-------------------------------------------------------------------------------
Automobiles -- 0.8%
                 DaimlerChrysler NA Holding Corp.:
     3,400,000         4.75% due 1/15/2008                            3,399,255
     2,000,000         4.05% due 6/04/2008                            1,992,300
                                                                   ------------
                                                                      5,391,555
-------------------------------------------------------------------------------
Capital Markets -- 2.2%
     1,525,000   Credit Suisse Guernsey Ltd. Series 1,
                   5.559% (a)(h)                                      1,311,500
     1,790,000   Deutsche Bank AG, 5.375% due 10/12/2012              1,834,138
     3,180,000   Goldman Sachs Capital III Series F,
                   5.894% (a)(h)                                      2,575,800
     1,330,000   Lehman Brothers Holdings Capital Trust V,
                   5.911% (a)(h)                                      1,064,411
     3,340,000   Lehman Brothers Holdings, Inc., 5.645%
                   due 5/25/2010 (a)                                  3,210,662
     5,043,000   Morgan Stanley, 5.625% due 1/09/2012                 5,129,977
                                                                   ------------
                                                                     15,126,488
-------------------------------------------------------------------------------
Commercial Banks -- 1.0%
     3,125,000   Glitnir Banki HF, 5.44% due 4/20/2010 (a)(b)         3,058,031
     1,500,000   Wachovia Corp., 6.15% due 3/15/2009                  1,509,114
     2,240,000   Wells Fargo & Co., 5.445% due 1/24/2012 (a)          2,198,018
                                                                   ------------
                                                                      6,765,163
-------------------------------------------------------------------------------
Communications Equipment -- 0.1%
       955,000   Cisco Systems, Inc., 5.095% due 2/20/2009 (a)          953,921
-------------------------------------------------------------------------------
Computers & Peripherals -- 0.3%
     1,700,000   International Business Machines Corp., 5.70%
                   due 9/14/2017                                      1,757,395
-------------------------------------------------------------------------------
Consumer Finance -- 0.5%
     3,500,000   HSBC Finance Corp., 4.125% due 12/15/2008            3,467,951
-------------------------------------------------------------------------------
Diversified Financial Services --2.7%
     5,850,000   Citigroup, Inc., 5.30% due 10/17/2012                5,926,463
                 General Electric Capital Corp.:
    10,350,000         5.041% due 11/01/2012 (a)                     10,198,797
     2,700,000         Series A, 3.75% due 12/15/2009 (d)             2,677,712
                                                                   ------------
                                                                     18,802,972
-------------------------------------------------------------------------------
Diversified Telecommunication Services -- 1.2%
     1,810,000   AT&T, Inc., 4.125% due 9/15/2009                     1,798,490
     2,500,000   Deutsche Telekom International Finance BV,
                   3.875% due 7/22/2008                               2,481,745
       250,000   Qwest Corp., 8.241% due 6/15/2013 (a)                  255,000
     2,250,000   Telecom Italia Capital SA, 4% due 11/15/2008         2,220,946
     1,275,000   Telefonica Emisiones SAU, 5.984%
                   due 6/20/2011                                      1,311,577
                                                                   ------------
                                                                      8,067,758
-------------------------------------------------------------------------------
Electric Utilities -- 0.1%
       685,000   Xcel Energy, Inc., 3.40% due 7/01/2008                 678,873
-------------------------------------------------------------------------------
Energy Equipment & Services -- 0.2%
     1,280,000   Transocean, Inc., 5.25% due 3/15/2013                1,282,836
-------------------------------------------------------------------------------
Food Products -- 0.2%
     1,115,000   Kraft Foods, Inc., 5.625% due 8/11/2010              1,146,262
-------------------------------------------------------------------------------
Gas Utilities -- 0.0%
       180,000   Transcontinental Gas Pipe Line Corp. Series B,
                   8.875% due 7/15/2012                                 203,400
-------------------------------------------------------------------------------
Insurance -- 0.9%
     1,470,000   Protective Life Secured Trust, 5.436%
                   due 1/14/2008 (a)                                  1,470,323
     1,500,000   Prudential Financial, Inc., 3.75% due 5/01/2008      1,491,639
                 ZFS Finance USA (a)(b):
     1,735,000         Trust I, 6.15% due 12/15/2065                  1,679,386
     1,900,000         Trust IV, 5.875% due 5/09/2032                 1,771,047
                                                                   ------------
                                                                      6,412,395
-------------------------------------------------------------------------------


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          21

                              Short-Term Bond Master Portfolio (in U.S. dollars)

          Face
        Amount   Corporate Bonds                                       Value
===============================================================================
Media -- 1.2%
USD  2,825,000   British Sky Broadcasting Plc, 8.20%
                   due 7/15/2009                                   $  2,955,481
     1,655,000   COX Communications, Inc., 4.625%
                   due 1/15/2010                                      1,642,161
     1,200,000   Comcast Cable Communications LLC, 6.20%
                   due 11/15/2008                                     1,209,764
     1,470,000   Comcast Corp., 5.656% due 7/14/2009 (a)              1,464,649
     1,220,000   News America, Inc., 6.75% due 1/09/2038              1,331,279
                                                                   ------------
                                                                      8,603,334
-------------------------------------------------------------------------------
Multi-Utilities -- 1.0%
                 Dominion Resources, Inc.:
     2,395,000         5.688% due 5/15/2008 (g)                       2,400,293
     2,000,000         Series D, 5.125% due 12/15/2009                2,018,740
     2,650,000   Energy East Corp., 6.75% due 6/15/2012               2,811,231
                                                                   ------------
                                                                      7,230,264
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.2%
     2,475,000   Anadarko Petroleum Corp., 5.755%
                   due 9/15/2009 (a)                                  2,436,698
     3,775,000   Conoco Funding Co, 6.35% due 10/15/2011              4,009,545
     1,910,000   Midamerican Energy Holdings Co., 3.50%
                   due 5/15/2008                                      1,897,451
                                                                   ------------
                                                                      8,343,694
-------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.6%
                 Nationwide Health Properties, Inc.:
     1,400,000         7.60% due 11/20/2028                           1,582,841
     1,400,000         6.59% due 7/07/2038                            1,495,666
       815,000   Rouse Co. LP, 3.625% due 3/15/2009                     776,498
                                                                   ------------
                                                                      3,855,005
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.4%
       400,000   Rogers Wireless, Inc., 7.50% due 3/15/2015             437,434
     2,525,000   Vodafone Group Plc, 5.32% due 2/27/2012 (a)          2,469,208
                                                                   ------------
                                                                      2,906,642
-------------------------------------------------------------------------------
                 Total Corporate Bonds
                 (Cost -- $103,931,130) -- 14.9%                    102,778,014
===============================================================================

===============================================================================
                 Foreign Government Obligations
===============================================================================
EUR    900,000   Bundesrepublik Deutschland Series 07, 4.25%
                   due 7/04/2039                                      1,241,233
-------------------------------------------------------------------------------
                 Total Foreign Government Obligations
                 (Cost -- $1,235,151) -- 0.2%                         1,241,233
===============================================================================

===============================================================================
          Face
        Amount   Capital Trusts                                       Value
===============================================================================
Capital Markets -- 0.1%
USD  1,210,000   State Street Capital Trust IV, 5.991%
                   due 6/01/2067 (a)                                    938,722
-------------------------------------------------------------------------------
                 Total Capital Trusts
                 (Cost -- $1,210,000) -- 0.1%                           938,722
===============================================================================

===============================================================================
                 Short-Term Securities
===============================================================================
Time Deposits -- 5.9%
    41,124,134   Brown Brothers Harriman & Co., 2.53%
                   due 1/01/2008                                     41,124,134
-------------------------------------------------------------------------------
                 Total Short-Term Securities
                 (Cost -- $41,124,134) -- 5.9%                       41,124,134
===============================================================================

===============================================================================
     Number of
   Contracts++   Options Purchased
===============================================================================
Call Currency Options Purchased
            17   Deutsche Mark, expiring January 2008
                   at USD 935                                           108,034
-------------------------------------------------------------------------------
Call Options Purchased
            33   Receive a fixed rate of 5.705% and pay a
                   floating rate based on 3-month LIBOR,
                   expiring May 2012, broker Deutsche Bank AG         2,105,444
-------------------------------------------------------------------------------
Put Options Purchased
            33   Pay a fixed rate of 5.705% and receive a
                   floating rate based on 3-month LIBOR,
                   expiring May 2012, broker Deutsche Bank AG         1,322,588
-------------------------------------------------------------------------------
                 Total Options Purchased
                 (Premiums Paid -- $2,587,919) -- 0.5%                3,536,066
===============================================================================
                 Total Investments Before Options Written
                 (Cost -- $685,284,372*) -- 98.6%                   684,111,199
===============================================================================

===============================================================================
                 Options Written
===============================================================================
Call Options Written
            12   Pay a fixed rate of 4.96% and receive a floating
                   rate based on 3-month LIBOR, expiring May
                   2008, broker Deutsche Bank AG                       (425,308)
-------------------------------------------------------------------------------
Put Options Written
            12   Receive a fixed rate of 5.46% and pay a floating
                   rate based on 3-month LIBOR, expiring May
                   2008, broker Deutsche Bank AG                        (46,574)
-------------------------------------------------------------------------------
                 Total Options Written
                 (Premiums Received -- $294,500) -- (0.1%)             (471,882)
===============================================================================
Total Investments, Net of Options Written
(Cost -- $684,989,872) -- 98.5%                                     683,639,317
Other Assets Less Liabilities -- 1.5%                                10,090,680
                                                                   ------------
Net Assets -- 100.0%                                               $693,729,997
                                                                   ============


22          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

                              Short-Term Bond Master Portfolio (in U.S. dollars)

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.
++    One contract represents a notional amount of $1,000,000.
* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 685,961,809
                                                                  =============
      Gross unrealized appreciation ..........................    $   6,189,146
      Gross unrealized depreciation ..........................       (8,039,756)
                                                                  -------------
      Net unrealized depreciation ............................    $  (1,850,610)
                                                                  =============

(a)   Floating rate security.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e)   Subject to principal paydowns.
(f) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                         Purchase    Sale    Realized   Interest
      Affiliate                            Cost      Cost      Gain      Income
      --------------------------------------------------------------------------
      BlackRock Capital Finance LP
        Series 1997 -- R2 Class AP,
        9.308% due 12/25/2035               --     $21,621     $133      $3,301
      --------------------------------------------------------------------------

(g) Represents a step bond; the interest rate shown is the effective yield at the time of purchase.
(h)   The security is a perpetual bond and has no definite maturity date.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Financial futures contracts purchased as of December 31, 2007 were as follows:

      ------------------------------------------------------------------------------------------
                                                                                    Unrealized
      Number of                                     Expiration          Face       Appreciation
      Contracts         Issue          Exchange        Date             Value     (Depreciation)
      ------------------------------------------------------------------------------------------
        298         Euro BOBL
                    Future              Eurex       March 2008      $ 47,711,494    $(682,940)
        97          Euro BUND
                    Future            Frankfurt     March 2008      $ 16,398,290     (357,133)
        766         2-Year U.S.
                    Treasury Bond      Chicago      March 2008      $160,855,520      195,980
        289         5-Year U.S.
                    Treasury Bond      Chicago      March 2008      $ 31,763,133      108,149
      ------------------------------------------------------------------------------------------
      Total Unrealized Depreciation -- Net                                          $(735,944)
                                                                                    =========

o     Financial futures contracts sold as of December 31, 2007 were as follows:

      ------------------------------------------------------------------------------------------
      Number of                                     Expiration          Face         Unrealized
      Contracts         Issue          Exchange        Date             Value       Depreciation
      ------------------------------------------------------------------------------------------
        63          EuroDollar
                    Future             Chicago      March 2008      $14,957,312     $  (125,675)
        52          EuroDollar
                    Future             Chicago       June 2008      $12,356,800        (156,351)
        52          EuroDollar                      September
                    Future             Chicago         2008         $12,361,935        (184,366)
        52          EuroDollar                       December
                    Future             Chicago         2008         $12,362,335        (199,565)
        52          EuroDollar
                    Future             Chicago      March 2009      $12,360,885        (201,016)
        40          EuroDollar
                    Future             Chicago       June 2009      $ 9,503,273        (147,727)
        40          EuroDollar                      September
                    Future             Chicago         2009         $ 9,499,435        (135,565)
        40          EuroDollar                       December
                    Future             Chicago         2009         $ 9,495,260        (122,740)
        40          EuroDollar
                    Future             Chicago      March 2010      $ 9,492,585        (109,915)
        727         10-Year U.S.
                    Treasury Bond      Chicago      March 2008      $82,361,989         (72,995)
        10          30-Year U.S.
                    Treasury Bond      Chicago      March 2008      $ 1,148,197         (15,553)
      ------------------------------------------------------------------------------------------
      Total Unrealized Depreciation -- Net                                          $(1,471,468)
                                                                                    ===========

o Forward foreign exchange contracts as of December 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                   Unrealized
      Foreign Currency        Foreign Currency      Settlement     Appreciation
      Purchased                     Sold               Date       (Depreciation)
      --------------------------------------------------------------------------
      JPY   844,034,999       USD     7,315,390      1/15/08       $   253,342
      AUD       305,000       USD       270,907      1/23/08            (3,435)
      EUR     1,030,375       USD     1,527,802      1/23/08           (20,681)
      SEK     1,755,000       USD       280,201      1/23/08            (8,598)
      USD     2,637,745       EUR     1,861,500      1/23/08           (85,054)
      USD     6,879,886       JPY   800,000,000      1/23/08          (300,290)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts -- Net                    $  (164,716)
                                                                   ===========


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          23

Schedule of Investments (concluded)
                              Short-Term Bond Master Portfolio (in U.S. dollars)

o     Swap contracts outstanding as of December 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
      --------------------------------------------------------------------------
      Receive a fixed rate of 5.366% and pay a floating rate based on 3-month LIBOR

      Broker, Credit Suisse First Boston
        Expires July 2009                         USD 95,500,000    $ 2,138,300

      Receive a fixed rate of 5.39% and pay a
      floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires July 2009                         USD 43,095,000        945,634

      Receive a fixed rate of 4.4325% and pay a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires August 2009                       SEK 40,864,258       (170,337)

      Receive a fixed rate of 4.256% and pay a floating rate based on 3-month LIBOR

      Broker, Credit Suisse First Boston
        Expires November 2009                     USD 43,360,000        327,418

      Pay a fixed rate of 5.0125% and receive a floating rate based on 3-month LIBOR

      Broker, Union Bank of Switzerland AG
        Expires October 2010                      USD 37,000,000      1,083,103

      Receive a fixed rate of 4.217% and pay a floating rate based on 3-month LIBOR

      Broker, Credit Suisse First Boston
        Expires May 2012                          USD 35,395,000        213,036

      Receive a fixed rate of 7.1192% and pay a floating rate based on 6-month LIBOR

      Broker, Deutsche Bank AG London
        Expires October 2012                      AUD 19,754,025       (265,155)

      Pay a fixed rate of 5.19375% and receive a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
        Expires October 2017                      USD  7,000,000       (296,575)

      Pay a fixed rate of 5.025% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
        Expires November 2017                     USD 41,000,000     (1,180,117)
      --------------------------------------------------------------------------
      Total                                                         $ 2,795,307
                                                                    ===========

o     Currency Abbreviations:

      AUD     Australian Dollar
      EUR     Euro
      JPY     Japanese Yen
      SEK     Swedish Krona
      USD     U.S. Dollar

      See Notes to Financial Statements.


24          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Statement of Assets and Liabilities             Short-Term Bond Master Portfolio

As of December 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (identified cost -- $682,637,327) .............                      $ 680,515,645
Investments in affiliated securities, at value (identified cost -- $59,126) ....................                             59,488
Options purchased, at value (premiums paid -- $2,587,919) ......................................                          3,536,066
Unrealized appreciation on swaps ...............................................................                          4,707,491
Unrealized appreciation on forward foreign exchange contracts ..................................                            253,342
Cash ...........................................................................................                            159,453
Foreign cash (identified cost -- $97,231) ......................................................                             97,095
Receivables:
    Interest ...................................................................................    $   3,640,186
    Contributions ..............................................................................        2,763,566
    Swaps ......................................................................................        2,353,048
    Paydowns ...................................................................................          534,378         9,291,178
                                                                                                    -------------
Prepaid expenses and other assets ..............................................................                             15,057
                                                                                                                      -------------
Total assets ...................................................................................                        698,634,815
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swaps ...............................................................                          1,912,184
Unrealized depreciation on forward foreign exchange contracts ..................................                            418,058
Options written, at value (premiums received -- $294,500) ......................................                            471,882
Payables:
    Withdrawals ................................................................................        1,658,301
    Investment adviser .........................................................................          126,870
    Swaps ......................................................................................          126,034
    Variation margin ...........................................................................          124,480
    Other affiliates ...........................................................................            5,978         2,041,663
                                                                                                    -------------
Accrued expenses and other liabilities .........................................................                             61,031
                                                                                                                      -------------
Total liabilities ..............................................................................                          4,904,818
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets .....................................................................................                      $ 693,729,997
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Investor's capital .............................................................................                      $ 694,665,326
Unrealized depreciation -- net .................................................................                           (935,329)
                                                                                                                      -------------
Net assets .....................................................................................                      $ 693,729,997
                                                                                                                      =============

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          25

Statement of Operations                         Short-Term Bond Master Portfolio

For the Six Months Ended December 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest (including $3,301 from affiliates) ....................................................                      $  18,045,155
                                                                                                                      -------------
Total income ...................................................................................                         18,045,155
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .......................................................................    $     727,509
Accounting services ............................................................................          126,557
Custodian fees .................................................................................           44,459
Professional fees ..............................................................................           24,885
Directors' fees and expenses ...................................................................           20,374
Pricing fees ...................................................................................           12,425
Printing and shareholder reports ...............................................................              933
Other ..........................................................................................           11,202
                                                                                                    -------------
Total expenses .................................................................................                            968,344
                                                                                                                      -------------
Investment income -- net .......................................................................                         17,076,811
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .........................................................................       (1,513,761)
    Financial futures contracts and swaps -- net ...............................................       (5,185,062)
    Foreign currency transactions -- net .......................................................          329,844
    Options written -- net .....................................................................          388,121        (5,980,858)
                                                                                                    -------------
Change in unrealized appreciation/depreciation on:
    Investments -- net .........................................................................        2,559,617
    Financial futures contracts and swaps -- net ...............................................          922,382
    Foreign currency transactions -- net .......................................................          (42,401)
    Options written -- net .....................................................................          (35,253)        3,404,345
                                                                                                    -------------------------------
Total realized and unrealized loss -- net ......................................................                         (2,576,513)
                                                                                                                      -------------
Net Increase in Net Assets Resulting from Operations ...........................................                      $  14,500,298
                                                                                                                      =============

      See Notes to Financial Statements.


26          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Statements of Changes in Net Assets             Short-Term Bond Master Portfolio

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     December 31,       Year Ended
                                                                                                         2007            June 30,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  17,076,811     $  30,980,138
Realized loss -- net ...........................................................................       (5,980,858)       (7,047,013)
Change in unrealized appreciation/depreciation -- net ..........................................        3,404,345         9,238,509
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................       14,500,298        33,171,634
                                                                                                    -------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ....................................................................       78,523,958       165,796,615
Fair value of withdrawals ......................................................................      (75,994,954)     (201,097,486)
                                                                                                    -------------------------------
Net increase (decrease) in net assets derived from capital transactions ........................        2,529,004       (35,300,871)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................       17,029,302        (2,129,237)
Beginning of period ............................................................................      676,700,695       678,829,932
                                                                                                    -------------------------------
End of period ..................................................................................    $ 693,729,997     $ 676,700,695
                                                                                                    ===============================

      See Notes to Financial Statements.

Financial Highlights                            Short-Term Bond Master Portfolio

                                                         For the
                                                        Six Months
                                                          Ended
                                                        December 31,                   For the Year Ended June 30,
The following ratios have been derived from                2007       -------------------------------------------------------------
information provided in the financial statements.       (Unaudited)      2007         2006         2005         2004         2003
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return ............................        2.03%@        5.03%         2.50%        2.80%        1.18%        6.05%
                                                        ===========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses ...........................................         .28%*         .28%          .28%         .28%         .28%         .28%
                                                        ===========================================================================
Investment income -- net ...........................        4.92%*        4.60%         4.00%        3.34%        3.39%        3.73%
                                                        ===========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ...........    $693,730      $676,701      $678,830     $726,534     $740,024     $739,334
                                                        ===========================================================================
Portfolio turnover .................................          36%+         108%+          80%          75%         107%         198%
                                                        ===========================================================================

*     Annualized.
+     Excludes dollar roll transactions.
@     Aggregate total investment return.

      See Notes to Financial Statements.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          27

Notes to Financial Statements (Unaudited)       Short-Term Bond Master Portfolio

1. Significant Accounting Policies:

Short-Term Bond Master Portfolio (the "Portfolio") of Short-Term Bond Master LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. The Limited Liability Company Agreement permits the Directors to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Board of Directors.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


28          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Notes to Financial Statements (continued)       Short-Term Bond Master Portfolio

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

      Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions.

The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Fund to manage the duration of the Fund's portfolio in a manner similar to more generic options described above.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          29

Notes to Financial Statements (continued)       Short-Term Bond Master Portfolio

borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) TBA commitments -- The Portfolio may enter into to be announced (TBA) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(h) Mortgage dollar rolls -- The Portfolio may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

(i) Recent accounting pronouncements -- Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio's U.S. federal tax returns remains open for the years ended June 2004 through June 2007. The statute of limitations on the Portfolio's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master LLC, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .21% based upon the average daily value of the Portfolio's net assets.

In addition, the Manager has entered into a sub-advisory Agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Portfolio to the Manager.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended December 31, 2007, there were no securities lending agent fees paid to BIM.

For the six months ended December 31, 2007, the Portfolio reimbursed the Manager $5,924 for certain accounting services.


30          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

Notes to Financial Statements (concluded)       Short-Term Bond Master Portfolio

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns and maturities) of investments, excluding short-term securities and mortgage dollar rolls, for the six months ended December 31, 2007 were $571,119,039 and $238,720,247, respectively.

Transactions in call options written for the six months ended December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts*      Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ..............................           12     $ 147,250
                                                        -----------------------
Outstanding call options written, end of period ....           12     $ 147,250
                                                        =======================

*     One contract represents a notional amount of $1,000,000.

Transactions in put options written for the six months ended December 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
                                                        Contracts*      Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ..............................           12     $ 147,250
Options written ....................................        1,164       388,121
Options expired ....................................       (1,164)     (388,121)
                                                        -----------------------
Outstanding put options written, end of period .....           12     $ 147,250
                                                        =======================

*     One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          31

Officers and Directors

James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
Robert M. Hernandez, Director
John F. O'Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Fred G. Weiss, Director
Richard R. West, Director
Joe Grills, Advisory Board Member*
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Donald C. Burke, Fund President and Chief Executive Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

* Joe Grills resigned from the Advisory Board of the Fund and Master LLC, effective December 31, 2007.


32          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Select "eDelivery" under the "More Information" section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          33

BlackRock Fund Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our website at www.blackrock.com, by calling
(800) 441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


34          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


          BLACKROCK SHORT-TERM BOND FUND           DECEMBER 31, 2007          35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Short-Term Bond Fund of
BlackRock Short-Term Bond Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                  #BR-3070-12/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: February 21, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc. and Short-Term Bond Master Portfolio of Short-Term Bond Master LLC

Date: February 21, 2008